                                                                  CONFORMED COPY

                                 EXHIBIT 10.18

                                FIRST AMENDMENT

     FIRST AMENDMENT, dated as of May 31, 2002 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of November 30, 2001 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among Revlon Consumer Products Corporation, a Delaware corporation (the "Company"), the Local Borrowing Subsidiaries from time to time parties thereto, the financial institutions from time to time parties thereto (the "Lenders"), Citibank, N.A., as documentation agent, Lehman Commercial Paper Inc., as syndication agent, J.P. Morgan Securities Inc., as arranger, and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

     WHEREAS, the Company has requested that the Lenders amend certain provisions of the Credit Agreement; and

     WHEREAS, the Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

     2. Amendments to the Credit Agreement. (a) Section 11.4(h) of the Credit Agreement is hereby amended by deleting the amount "$3,000,000" set forth therein and substituting in lieu thereof the amount "$7,000,000".

     (b) Section 11.8(f) of the Credit Agreement is hereby amended by deleting the amount "$3,000,000" set forth therein and substituting in lieu thereof the amount "$7,000,000".

     3. Representations and Warranties. The Company, as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement and otherwise in the Credit Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed a reference to the Credit Agreement after giving effect to this Amendment.

     4. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the "Date of Effectiveness") when the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company and the Required Lenders and duly acknowledged and consented to by each Guarantor, Grantor and Pledgor. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

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     5. Reference to and Effect on the Credit Documents; Limited Effect. On and
after the date hereof and the satisfaction of the conditions contained in
Section 4 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under any of the Credit Documents, nor constitute a waiver of any provisions of any of the Credit Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

     6. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as an original for all purposes hereof. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

     7. GOVERNING LAW, ETC. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     8. Expenses. The Company agrees to pay or reimburse the Administrative Agent and each Lender for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.



            [The remainder of this page is intentionally left blank.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

                                    REVLON CONSUMER PRODUCTS
                                    CORPORATION, as a Borrower


                                    By: /s/ Robert Kretzman
                                        ----------------------------------------
                                        Name: Robert Kretzman
                                        Title: Senior Vice President


                                    REVLON INTERNATIONAL
                                    CORPORATION (UK Branch), as a Local
                                    Borrowing Subsidiary


                                    By: /s/ Robert Kretzman
                                        ----------------------------------------
                                        Name: Robert Kretzman
                                        Title: Vice President


                                    REVLON AUSTRALIA PTY LIMITED, as a
                                    Local Borrowing Subsidiary


                                    By: /s/ Robert Kretzman
                                        ----------------------------------------
                                        Name: Robert Kretzman
                                        Title: Attorney-in-Fact


                                    EUROPEENNE DE PRODUITS DE BEAUTE, as
                                    a Local Borrowing Subsidiary


                                    By: /s/ Robert Kretzman
                                        ----------------------------------------
                                        Name: Robert Kretzman
                                        Title: Attorney-in-Fact


                                    REVLON K.K., as a Local Borrowing Subsidiary


                                    By: /s/ Robert Kretzman
                                        ----------------------------------------
                                        Name: Robert Kretzman
                                        Title: Attorney-in-Fact

                                       REVLON CANADA, INC., as a Local Borrowing
                                       Subsidiary


                                       By: /s/ Robert Kretzman
                                           -------------------------------------
                                           Name: Robert Kretzman
                                           Title: Vice President


                                       REVLON (HONG KONG) LIMITED, as a Local
                                       Borrowing Subsidiary


                                       By: /s/ Robert Kretzman
                                           -------------------------------------
                                           Name: Robert Kretzman
                                           Title: Attorney-in-Fact


                                       EUROPEAN BEAUTY PRODUCTS S.p.a., as a
                                       Local Borrowing Subsidiary


                                       By: /s/ Robert Kretzman
                                           -------------------------------------
                                           Name: Robert Kretzman
                                           Title: Director


                                       JPMORGAN CHASE BANK, as Administrative
                                       Agent and as a Lender


                                       By: /s/ Neil R. Boylan
                                           -------------------------------------
                                           Name: Neil R. Boylan
                                           Title: Managing Director


                                       CITIBANK, N.A., as a Lender


                                       By: /s/ Rockwell Lowe
                                           -------------------------------------
                                           Name: Rockwell Lowe
                                           Title: Vice President

                                      LEHMAN COMMERCIAL PAPER INC., as a
                                      Lender


                                      By: /s/ Francis Chang
                                          --------------------------------------
                                          Name: Francis Chang
                                          Title: Authorized Signatory


                                      NATEXIS BANQUES POPULAIRES., as a Lender


                                      By: /s/ Frank H. Madden
                                          --------------------------------------
                                          Name: Frank H. Madden
                                          Title: Vice President & Group Manager


                                      By: /s/ Christian Giordano
                                          --------------------------------------
                                          Name: Christian Giordano
                                          Title: Vice President


                                      TRANSAMERICA BUSINESS CAPITAL
                                      CORPORATION, as a Lender


                                      By: /s/ Stephen Goetschius
                                          --------------------------------------
                                          Name: Stephen Goetschius
                                          Title: Senior Vice President


                                      CREDIT SUISSE FIRST BOSTON, as a Lender


                                      By: /s/ Joel Glodowski
                                          --------------------------------------
                                          Name: Joel Glodowski
                                          Title: Managing Director


                                      By: /s/ John D. Lewis
                                          --------------------------------------
                                          Name: John D. Lewis
                                          Title: Associate

                                  OAK HILL CREDIT PARTNERS I, LIMITED, as a
                                  Lender

                                  By: Oak Hill CLO Management, LLC, as
                                  Investment Manager


                                  By: /s/ Scott D. Krase
                                      ------------------------------------------
                                      Name: Scott D. Krase
                                      Title: Authorized Signatory


                                  OAK HILL SECURITIES FUND, L.P., as a Lender

                                  By: Oak Hill Securities GenPar, L.P., its
                                  General Partner

                                  By: Oak Hill Securities MGP, Inc., its
                                  General Partner


                                  By: /s/ Scott D. Krase
                                      ------------------------------------------
                                      Name: Scott D. Krase
                                      Title: Authorized Signatory


                                  OAK HILL SECURITIES FUND II, L.P., as a
                                  Lender

                                  By: Oak Hill Securities GenPar II, L.P., its
                                  General Partner

                                  By: Oak Hill Securities MGP II, Inc., its
                                  General Partner


                                  By: /s/ Scott D. Krase
                                      ------------------------------------------
                                      Name: Scott D. Krase
                                      Title: Authorized Signatory


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                                    SENIOR DEBT PORTFOLIO, as a Lender


                                    By: Boston Management and Research, as
                                    Investment Advisor


                                    By: /s/ Scott H. Page
                                        ----------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President


                                     EATON VANCE SENIOR INCOME TRUST, as a
                                     Lender


                                     By: Eaton Vance Management, as Investment
                                     Advisor


                                     By: /s/ Scott H. Page
                                         ---------------------------------------
                                         Name: Scott H. Page
                                         Title: Vice President


                                     GRAYSON & CO, as a Lender


                                     By: Boston Management and Research, as
                                     Investment Advisor


                                     By: /s/ Scott H. Page
                                         --------------------------------------
                                         Name: Scott H. Page
                                         Title: Vice President


                                     FIDELITY ADVISOR SERIES II: FIDELITY
                                     ADVISOR FLOATING RATE HIGH INCOME, as
                                     a Lender


                                     By: /s/ John H. Costello
                                         ---------------------------------------
                                         Name: John H. Costello
                                         Title: Assistant Treasurer

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                           ACKNOWLEDGEMENT AND CONSENT

                                                        Dated as of May 31, 2002

     Each of the undersigned (in its capacity as a Guarantor, Grantor and/or Pledgor, as the case may be, under the Security Documents to which it is a party) does hereby (a) consent, acknowledge and agree to the transactions described in the foregoing First Amendment and (b) after giving effect to such First Amendment, (i) confirms, reaffirms and restates the representations and warranties made by it in each Credit Document to which it is a party, (ii) ratifies and confirms each Security Document to which it is a party and (iii) confirms and agrees that each such Security Document is, and shall continue to be, in full force and effect, with the Collateral described therein securing, and continuing to secure, the payment of all obligations of the undersigned referred to therein; provided that each reference to the Credit Agreement therein and in each of the other Credit Documents shall be deemed to be a reference to the Credit Agreement after giving effect to such First Amendment.


                                         REVLON CONSUMER PRODUCTS CORPORATION


                                         By: /s/ Robert Kretzman
                                             -----------------------------------
                                             Name: Robert Kretzman
                                             Title: Vice President


                                         REVLON, INC.


                                         By: /s/ Robert Kretzman
                                             -----------------------------------
                                             Name: Robert Kretzman
                                             Title: Senior Vice President

                                      ALMAY, INC.
                                      CHARLES OF THE RITZ GROUP LTD.
                                      CHARLES REVSON INC.
                                      COSMETICS & MORE INC.
                                      NORTH AMERICA REVSALE INC.
                                      PACIFIC FINANCE & DEVELOPMENT CORP.
                                      PPI TWO CORPORATION
                                      REVLON CONSUMER CORP.
                                      REVLON GOVERNMENT SALES, INC.
                                      REVLON INTERNATIONAL CORPORATION
                                      REVLON PRODUCTS CORP.
                                      RIROS CORPORATION
                                      RIROS GROUP INC.
                                      RIT INC.


                                      By: /s/ Robert Kretzman
                                          ------------------------------------
                                          Name: Robert Kretzman
                                          Title: Vice President


                                      REVLON REAL ESTATE CORPORATION


                                      By: /s/ Robert Kretzman
                                          ------------------------------------
                                          Name: Robert Kretzman
                                          Title: Vice President


                                      REVLON INTERNATIONAL CORPORATION
                                      (UK BRANCH)


                                      By: /s/ Robert Kretzman
                                          ------------------------------------
                                          Name: Robert Kretzman
                                          Title: Vice President